UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

April 27, 2004

Date of Report (Date of earliest
event reported)

NEORX CORPORATION

(Exact Name of Registrant as Specified in Charter)

Washington	0-16614	91-1261311
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

300 Elliott Avenue West, Suite 500, Seattle, Washington		98119-4114
(Address of principal executive offices)		(Zip Code)

(206) 281-7001
(Registrant’s telephone number, including area code)

Item 5.          Other Events

NeoRx announced on April 27, 2004 that it had appointed Jerry McMahon, Ph.D., 49, as its Chief Executive Officer, effective May 11, 2004.  Also on that date Jack L. Bowman, 71, announced that he will retire from his position as CEO and will not stand for re-election as a director at the Company’s upcoming Annual Meeting scheduled for May 18, 2004.  Mr. Bowman will continue to serve as Chairman of the Board until the Annual Meeting.

In light of Mr. Bowman's decision to retire, the number of director positions to be filled at the Annual Meeting and the number of nominees recommended by the Board to fill these positions has been reduced from seven to six.  All Board nominees recommended for election in the Company's proxy statement, other than Mr. Bowman, will remain on the ballot.  See press release attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.          Financial Statements and Exhibits

(c)  Exhibits

Exhibit No.	Description

99.1	Press release dated April 27, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEORX CORPORATION
(Registrant)

Date: April 28, 2004	By:	/s/ MICHAEL K. JACKSON
Michael K. Jackson
Corporate Controller and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.

Description

99.1	Press release dated April 27, 2004.